                                                                    Exhibit 99.2

                           DAILY JOURNAL CORPORATION

                                   FORM 8-K/A

               Unaudited Pro Forma Combined Financial Statements

       The Pro Forma Combined Balance Sheet as of December 31, 1998 presents the financial position of Daily Journal Corporation assuming the acquisition had been completed as of that date. The Pro Forma Statement of Income for fiscal 1998 and for the three months ended December 31, 1998 present the results of operations of Daily Journal Corporation assuming that the acquisition had been completed as of the beginning of each of the respective periods. These statements include all material adjustments necessary to restate the historical results to accommodate these assumptions.

                           DAILY JOURNAL CORPORATION
                  PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)
                               December 31, 1998

                                                                                          Pro forma
                                                               Daily Journal             adjustments/              Pro forma
                                                                Corporation          eliminations (Note 1)          combined
                                                               ------------           -------------------         ------------
ASSETS

Current assets:
  Cash and cash equivalents                                    $    987,000                $ 1,048,000             $ 2,035,000
  U.S. Treasury Bills, at cost plus discount earned              12,090,000                 (6,728,000)
                                                                                             3,350,000               8,712,000
  Accounts receivable, less allowance for doubtful
   accounts of $700,000                                           6,097,000                    362,000               6,459,000
  Inventories                                                        72,000                                             72,000
  Prepaid expenses and other assets                                 325,000                     10,000                 335,000
  Deferred income taxes                                             707,000                    107,000                 814,000
                                                               ------------                                        -----------
          Total current assets                                   20,278,000                                         18,427,000
                                                               ------------                                        -----------
Property, plant and equipment, at cost:
  Land, buildings and improvements                                8,093,000                                          8,093,000
  Furniture, office equipment and computer software               5,390,000                  3,613,000               9,003,000
  Machinery and equipment                                         1,365,000                                          1,365,000
                                                               ------------                                        -----------
                                                                 14,848,000                                         18,461,000
  Less accumulated depreciation                                  (6,544,000)                  (240,000)             (6,784,000)
                                                               ------------                                        -----------
                                                                  8,304,000                                         11,677,000
Deferred income taxes                                               307,000                                            307,000
Intangible assets, at cost, less accumulated
     amortization of $0                                                   -                    556,000                 556,000
                                                               ------------                                        -----------
                                                               $ 28,889,000                                        $30,967,000
                                                               ============                                        ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                             $  2,558,000                                        $ 2,558,000
  Accrued liabilities                                             1,862,000                    343,000               2,205,000
  Income taxes                                                      559,000                    133,000                 692,000
  Deferred subscription revenue and other                         6,873,000                    508,000               7,381,000
                                                               ------------                                        -----------
          Total current liabilities                              11,852,000                                         12,836,000
                                                               ------------                                        -----------

Minority interest                                                         -                  1,094,000               1,094,000

Shareholders' equity:
  Preferred stock, $.01 par value, 5,000,000 shares
   authorized and no shares issued                                        -                                                  -
  Common stock, $.01 par value, 5,000,000 shares
   authorized; 1,618,570 shares, outstanding                         16,000                                             16,000
  Other paid-in capital                                           2,058,000                                          2,058,000
  Retained earnings                                              15,460,000                                         15,460,000
  Less 34,387 treasury shares, at cost                             (497,000)                                          (497,000)
                                                               ------------                                        -----------
          Total shareholders' equity                             17,037,000                                         17,037,000
                                                               ------------                                        -----------
                                                               $ 28,889,000                                        $30,967,000
                                                               ============                                        ===========

        See accompanying notes to financial statements.

                           DAILY JOURNAL CORPORATION
                   PRO FORMA STATEMENT OF INCOME (Unaudited)

                                                            Year ended
                                       ------------------------------------------------------
                                        Sept. 30, 1998      Dec. 31, 1998       Dec. 31, 1998
                                           (audited)          (audited)           (audited)
                                                                                                    Pro forma
                                                                  Choice                           adjustments/
                                           Daily Journal       Information          Quindeca       eliminations        Pro forma
                                            Corporation       Systems, Inc.        Corporation       (Note 2)          combined
                                          --------------     --------------      --------------    -------------      ----------

Revenues:
  Advertising                                $21,109,000        $         -         $        -                         $21,109,000
  Circulation                                 11,449,000                  -                  -                          11,449,000
  Information systems and services                                3,292,000          1,367,000      (664,000) (c)        3,995,000
                                                                                                      (2,000) (c)
  Advertising service fees and other           3,547,000             35,000                  -      (120,000) (a)        3,434,000
                                             -----------         ----------         ----------                         -----------
                                              36,105,000          3,327,000          1,367,000                          39,987,000
                                             -----------         ----------         ----------                         -----------
Costs and expenses:
  Salaries and employee benefits              15,551,000          1,752,000            527,000                          17,830,000
  Sales and promotional expenses
   and royalties                                       -            176,000            524,000                             700,000
  Newsprint and printing expenses              3,377,000                  -                  -                           3,377,000
  Commissions and other outside
   services                                    4,254,000            664,000                  -      (664,000) (c)        4,254,000
  Postage and delivery expenses                2,266,000                  -                  -                           2,266,000
  Depreciation and amortization                1,696,000             41,000             30,000       602,000  (b)        2,369,000
  Other                                        3,553,000            182,000            465,000        (2,000) (c)        4,172,000
                                             -----------         ----------         ----------                         -----------
                                              30,697,000          2,815,000          1,546,000                          34,968,000
                                             -----------         ----------         ----------                         -----------
  Income/(loss) before taxes                   5,408,000            512,000           (179,000)                          5,019,000
  Provision for income taxes                   2,150,000            184,000                  -      (334,000) (d)        2,000,000
                                             -----------         ----------         ----------                         -----------
  Net income, including minority
       interest                                3,258,000            328,000           (179,000)                          3,019,000
  Minority interest in net loss of
       subsidiary (20%)                                -                  -                  -       24,000   (e)           24,000
                                             -----------         ----------         ----------                         -----------
  Net income/(loss)                          $ 3,258,000         $  328,000         $ (179,000)                        $ 3,043,000
                                             ===========         ==========         ==========                         ===========


  Weighted average number of common
   shares outstanding                          1,589,971                                                                 1,589,971
  Net income per share                       $      2.05                                                               $      1.91


     See accompanying notes to financial statements.

                           DAILY JOURNAL CORPORATION
                   PRO FORMA STATEMENT OF INCOME (Unaudited)

                                                       Three months ended
                                                 December 31, 1998 (Unaudited)
                                          ------------------------------------------------
                                                                                                  Pro forma
                                                                 Choice                         adjustments/
                                          Daily Journal       Information        Quindece       eliminations        Pro forma
                                           Corporation       Systems, Inc.     Corporation        (Note 2)           combined
                                          -------------      -------------     -----------      ------------       -----------
Revenues:
  Advertising                                $4,837,000          $       -       $       -                         $4,837,000
  Circulation                                 3,033,000                  -               -                          3,033,000
  Information systems and services                    -            693,000         267,000     (109,000) (c)          851,000
                                                                                                 (2,000) (c)
                                                910,000             15,000               -      (30,000) (a)          893,000
  Advertising service fees and other         ----------           --------       ---------                         ----------
                                              8,780,000            708,000         267,000                          9,614,000
                                             ----------           --------       ---------                         ----------

Costs and expenses:
  Salaries and employee benefits              3,825,000            433,000         290,000                          4,548,000
  Sales and promotional expenses
   and royalties                                      -             92,000         126,000                            218,000
  Newsprint and printing expenses               874,000                  -               -                            874,000
  Commissions and other outside
   services                                   1,018,000            109,000               -     (109,000) (c)        1,018,000
  Postage and delivery expenses                 588,000                  -               -                            588,000
  Depreciation and amortization                 234,000             10,000           7,000      151,000  (b)          402,000
  Other                                         989,000             59,000         209,000       (2,000) (c)        1,255,000
                                             ----------           --------       ---------                         ----------
                                              7,528,000            703,000         632,000                          8,903,000
                                             ----------           --------       ---------                         ----------
  Income/(loss) before taxes                  1,252,000              5,000        (365,000)                           711,000
  Provision for income taxes                    500,000              2,000               -     (217,000) (d)          285,000
                                             ----------           --------       ---------                         ----------
  Net income, including minority
       interest                                 752,000              3,000        (365,000)                           426,000
                                             ----------           --------       ---------                         ----------
  Minority interest in net loss of
       subsidiary (20%)                               -                  -               -       59,000  (e)           59,000
                                             ----------           --------       ---------                         ----------
  Net income/(loss)                          $  752,000           $  3,000       $(365,000)                        $  485,000
                                             ==========           ========       =========                         ==========

  Weighted average number of common
   shares outstanding                         1,584,183                                                             1,584,183
  Net income per share                       $      .47                                                            $      .31


     See accompanying notes to financial statements.

                           DAILY JOURNAL CORPORATION

                                   FORM 8-K/A

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

Note 1 - Pro Forma Combined Balance Sheet has been prepared to reflect the acquisition by Daily Journal Corporation ("Daily Journal") of 80% of the capital stock of Choice Information Systems, Inc. ("Choice") and for its acquisition of substantially all of the assets of Quindeca Corporation ("Quindeca"). On January 27, 1999, Daily Journal Corporation ("Daily Journal") invested a total of $6.67 million in cash
         (a) to purchase 80% of the capital stock of Choice Information Systems, Inc. ("Choice") from Choice and Michael W. Payton and Terence E. Hahm, the two shareholders of Choice, (b) to enable Choice to purchase substantially all of the assets of Quindeca Corporation ("Quindeca"), whose assets primarily consisted of software and computers, and (c) to leave approximately $4 million in Choice as working capital immediately following these transactions. In connection with this acquisition Choice has entered into employment agreements with former shareholders of Choice and Quindeca. Pro forma adjustments are made to reflect these acquisitions.

         (a) The cash payments for the investment.

         (b) The recording of Choice's and Quindeca's assets and liabilities at the acquisition date.

         (c) The excess of the acquisition cost for Quindeca over the estimated fair market value of assets acquired, including computer software, are recorded as intangible assets.

         (d) The recording of a minority interest in Choice.

Note 2 - The Pro Forma Statement of Income is based on the financial statements of the Daily Journal, Choice and Quindeca after giving effect to the following pro forma adjustments:

         (a) Reduction of interest income resulting from use of cash to purchase capital stock from Choice's shareholders and for Choice to purchase certain net assets from Quindeca.

         (b) Additional depreciation and amortization primarily resulting from amortization of the purchased computer software and the intangible assets.

         (c) Elimination of inter-company transactions relative to sales, interest income, commission and interest expenses between Choice and Quindeca.

         (d) Reduction of provision for income taxes resulting from the loss in the subsidiary and the reduction of interest income.

         (e) Recording of minority interest in Choice, after considering the additional amortization expenses from the Daily Journal's purchased Choice computer software and the intangible asset.